Inventergy Expands Mobile Telecommunications Portfolio
With Acquisition of Select Nokia Patents

Transaction Marks Company’s Third Acquisition from

Global Technology Leaders

CAMPBELL, Calif., June 9, 2014—Inventergy Global, Inc. (NASDAQ: INVT) (“Inventergy”) announced today it has acquired a patent portfolio from Nokia, a leader in network infrastructure, location intelligence and advanced technology development. The portfolio includes 16 patent families comprised of 77 patents and patent applications pertaining to IP Multimedia Subsystems (IMS). The acquisition is Inventergy’s third significant patent acquisition in the past year and increases the Company’s portfolio to more than 750 patents globally. While the terms of the transaction are confidential, it has no immediate effect on Inventergy’s cash position.

“This represents an important acquisition for Inventergy. When combined with the portfolio we acquired from Huawei last year, these patents increase our IMS holdings by roughly 50 percent,” said Joe Beyers, Chairman and CEO of Inventergy. “Leveraging these additional assets with an outstanding R&D pedigree from Nokia, a known and respected industry leader, will allow us to broaden our reach in the high growth telecommunications infrastructure space as we continue moving forward with our commercialization efforts.”

The acquired patents address key telecommunications infrastructure technologies that increasingly play a major role in the industry’s ongoing build-out of high-speed, next generation cellular services for handsets, tablets, notebooks and other mobile devices. Telecommunications operators throughout the world are upgrading their network infrastructures to deliver advanced, higher quality voice, data and video content services—a global market projected to generate US$354 billion in capital expenditures in 2014, according to an Infonetics Research report, a telecommunications market research firm.

The acquired patents have wide geographic coverage in the United States and 25 other countries in Europe and parts of Asia, including Japan and China. The portfolio, among other things, applies broadly to IMS technologies and spans a number of key market segments including telecommunications operators, hardware and software companies, equipment companies, and end-user equipment vendors.

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About Inventergy Global, Inc.

Inventergy Global, Inc. (NASDAQ: INVT) is a Silicon Valley-based intellectual property company dedicated to identifying, acquiring and licensing the patented technologies of market-significant technology leaders. Led by IP industry pioneer and veteran Joe Beyers, the company leverages decades of corporate experience, market and technology expertise, and industry connections to assist Fortune 500 companies in leveraging the value of their innovations to achieve greater returns. For more information about Inventergy Global, visit www.inventergy.com.

Cautionary Statement Regarding Forward-Looking Statements

This press release includes “forward-looking statements” intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. These statements include statements about our plans, strategies, financial performance, prospects or future events and involve known and unknown risks that are difficult to predict. As a result, our actual results, performance or achievements may differ materially from those expressed or implied by these forward-looking statements. These statements may be identified by the use of words like "anticipate", "believe", "estimate", "expect", "intend", "may", "plan", "will", "should", "seek" and similar expressions and include any projections or estimates set forth herein. Such forward-looking statements are necessarily based upon estimates and assumptions that, while considered reasonable by Inventergy and our management team, are inherently uncertain. A more complete description of these risks and uncertainties can be found in our filings with the U.S. Securities and Exchange Commission. We caution you not to place undue reliance on any forward-looking statements, which are made as of the date of this press release. We undertake no obligation to update publicly any of these forward-looking statements to reflect actual results, new information or future events, changes in assumptions or changes in other factors affecting forward-looking statements, except to the extent required by applicable laws. If we update one or more forward-looking statements, no inference should be drawn that we will make additional updates with respect to those or other forward-looking statements.

Contact

Investors:

Chris Camarra
Director, Investor Relations
(212) 260-0579
chris@inventergy.com

Media Contact:

Wendy Chou

CHOUmedia LLC

(718) 812-6707

wendy@choumedia.com